Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gary R. Holland, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of Fargo Electronics, Inc. on Form 10-Q for the quarterly period ended March 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Fargo Electronics, Inc.

May 10, 2006

	By:	/s/ GARY R. HOLLAND
Name: Gary R. Holland
Title: Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Fargo Electronics, Inc. and will be retained by Fargo Electronics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.